Summary of Significant Accounting Policies and Recent Accounting Pronouncements (Policies)	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Principles of Consolidation
The accounting policies of U.S. Cellular conform to accounting principles generally accepted in the United States of America (GAAP) as set forth in the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC). Unless otherwise specified, references to accounting provisions and GAAP in these notes refer to the requirements of the FASB ASC. The consolidated financial statements include the accounts of U.S. Cellular, subsidiaries in which it has a controlling financial interest, general partnerships in which U.S. Cellular has a majority partnership interest and certain entities in which U.S. Cellular has a variable interest that requires consolidation under GAAP. See Note 13 — Variable Interest Entities for additional information relating to U.S. Cellular’s VIEs. All material intercompany accounts and transactions have been eliminated.

Use of Estimates
The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (a) the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and (b) the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. Significant estimates are involved in accounting for indefinite-lived intangible assets, income taxes and equipment installment plans.

Cash, Cash Equivalents and Restricted Cash
Cash and cash equivalents include cash and highly liquid investments with original maturities of three months or less. Cash and cash equivalents subject to contractual restrictions are classified as restricted cash.

Accounts Receivable
Accounts receivable consist primarily of amounts owed by customers for wireless services and equipment sales, including sales of certain devices and accessories under installment plans, by agents for sales of equipment to them and by other wireless carriers whose customers have used U.S. Cellular’s wireless systems.

Allowance for Doubtful Accounts
The allowance for doubtful accounts is the best estimate of the amount of probable credit losses related to existing billed and unbilled accounts receivable. The allowance is estimated based on historical experience, account aging and other factors that could affect collectability. Accounts receivable balances are reviewed on either an aggregate or individual basis for collectability depending on the type of receivable. When it is probable that an account balance will not be collected, the account balance is charged against the allowance for doubtful accounts. U.S. Cellular does not have any off-balance sheet credit exposure related to its customers.

Inventory
Inventory consists primarily of wireless devices stated at the lower of cost, which approximates cost determined on the first-in first-out basis, or net realizable value. Net realizable value is determined by reference to the stand-alone selling price.

Licenses
Licenses consist of direct and incremental costs incurred in acquiring Federal Communications Commission (FCC) licenses to provide wireless service.
U.S. Cellular has determined that wireless licenses are indefinite-lived intangible assets and, therefore, not subject to amortization based on the following factors:

▪	Radio spectrum is not a depleting asset.

▪	The ability to use radio spectrum is not limited to any one technology.

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U.S. Cellular and its consolidated subsidiaries are licensed to use radio spectrum through the FCC licensing process, which enables licensees to utilize specified portions of the spectrum for the provision of wireless service.

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U.S. Cellular and its consolidated subsidiaries are required to renew their FCC licenses every ten years or, in some cases, every twelve or fifteen years. To date, all of U.S. Cellular’s license renewal applications have been granted by the FCC. Generally, license renewal applications filed by licensees otherwise in compliance with FCC regulations are routinely granted. If, however, a license renewal application is challenged either by a competing applicant for the license or by a petition to deny the renewal application, the license will be renewed if the licensee can demonstrate its entitlement to a “renewal expectancy.” Licensees are entitled to such an expectancy if they can demonstrate to the FCC that they have provided “substantial service” during their license term and have “substantially complied” with FCC rules and policies. U.S. Cellular believes that it is probable that its future license renewal applications will be granted.

U.S. Cellular performs its annual impairment assessment of Licenses as of November 1 of each year or more frequently if there are events or circumstances that cause U.S. Cellular to believe the carrying value of Licenses exceeds their fair value on a more likely than not basis. For purposes of its impairment testing of Licenses, U.S. Cellular separated its FCC licenses into eight units of accounting. The eight units of accounting consisted of one unit of accounting for developed operating market licenses (built licenses) and seven geographic non-operating market licenses (unbuilt licenses).
U.S. Cellular performed a qualitative impairment assessment in 2018 and a quantitative impairment assessment in 2017 to determine whether the licenses were impaired. Based on the impairment assessments performed, U.S. Cellular did not have an impairment of its Licenses in 2018 or 2017. See Note 7 — Intangible Assets for additional details related to Licenses.

Investments in Unconsolidated Entities
For its equity method investments for which financial information is readily available, U.S. Cellular records its equity in the earnings of the entity in the current period. For its equity method investments for which financial information is not readily available, U.S. Cellular records its equity in the earnings of the entity on a one quarter lag basis.

Property, Plant and Equipment
U.S. Cellular’s Property, plant and equipment is stated at the original cost of construction or purchase including capitalized costs of certain taxes, payroll-related expenses, interest and estimated costs to remove the assets.
Expenditures that enhance the productive capacity of assets in service or extend their useful lives are capitalized and depreciated. Expenditures for maintenance and repairs of assets in service are charged to System operations expense or Selling, general and administrative expense, as applicable. Retirements and disposals of assets are recorded by removing the original cost of the asset (along with the related accumulated depreciation) from plant in service and charging it, together with net removal costs (removal costs less an applicable accrued asset retirement obligation and salvage value realized), to (Gain) loss on asset disposals, net.
U.S. Cellular capitalizes certain costs of developing new information systems. Software licenses that qualify for capitalization as an asset are accounted for as the acquisition of an intangible asset and the incurrence of a liability to the extent that the license fees are not fully paid at acquisition.

Depreciation and Amortization
Depreciation is provided using the straight-line method over the estimated useful life of the related asset.
U.S. Cellular depreciates leasehold improvement assets associated with leased properties over periods ranging from one to thirty years; such periods approximate the shorter of the assets’ economic lives or the specific lease terms.

Useful lives of specific assets are reviewed throughout the year to determine if changes in technology or other business changes would warrant accelerating the depreciation of those specific assets. There were no material changes to useful lives of property, plant and equipment in 2018, 2017 or 2016. See Note 9 — Property, Plant and Equipment for additional details related to useful lives.

Impairment of Long-Lived Assets
U.S. Cellular reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the assets might be impaired.
U.S. Cellular has one asset group for purposes of assessing property, plant and equipment for impairment based on the fact that the individual operating markets are reliant on centrally operated data centers, mobile telephone switching offices and a network operations center. U.S. Cellular operates a single integrated national wireless network. The cash flows generated by this single interdependent network represent the lowest level for which identifiable cash flows are largely independent of the cash flows of other groups of assets and liabilities.

Agent Liabilities
U.S. Cellular has relationships with agents, which are independent businesses that obtain customers for U.S. Cellular. At December 31, 2018 and 2017, U.S. Cellular had accrued $59 million and $61 million, respectively, for amounts due to agents. These amounts are included in Other current liabilities in the Consolidated Balance Sheet.

Debt Issuance Costs
Debt issuance costs include underwriters’ and legal fees and other charges related to issuing various borrowing instruments and other long–term agreements, and are amortized over the respective term of each instrument. Debt issuance costs related to U.S. Cellular’s revolving credit agreement and receivables securitization agreement are recorded in Other assets and deferred charges in the Consolidated Balance Sheet. All other debt issuance costs are presented as an offset to the related debt obligation in the Consolidated Balance Sheet.

Asset Retirement Obligations
U.S. Cellular accounts for asset retirement obligations by recording the fair value of a liability for legal obligations associated with an asset retirement in the period in which the obligations are incurred. At the time the liability is incurred, U.S. Cellular records a liability equal to the net present value of the estimated cost of the asset retirement obligation and increases the carrying amount of the related long-lived asset by an equal amount. Until the obligation is fulfilled, U.S. Cellular updates its estimates relating to cash flows required and timing of settlement. U.S. Cellular records the present value of the changes in the future value as an increase or decrease to the liability and the related carrying amount of the long-lived asset. The liability is accreted to future value over a period ending with the estimated settlement date of the respective asset retirement obligation. The carrying amount of the long-lived asset is depreciated over the useful life of the related asset. Upon settlement of the obligation, any difference between the cost to retire the asset and the recorded liability is recognized in the Consolidated Statement of Operations.

Treasury Shares
Common Shares repurchased by U.S. Cellular are recorded at cost as treasury shares and result in a reduction of equity. When treasury shares are reissued, U.S. Cellular determines the cost using the first-in, first-out cost method. The difference between the cost of the treasury shares and reissuance price is included in Additional paid-in capital or Retained earnings.

Revenue Recognition
Revenues from sales of equipment and products are recognized when control has transferred to the customer. Service revenues are recognized as the related service is provided.
U.S. Cellular has certain contracts in which it bills an amount equal to a fixed per-unit price multiplied by a variable quantity (e.g., roaming agreements with other carriers). Because U.S. Cellular invoices for such items in an amount that corresponds directly with the value of the performance completed to date, U.S. Cellular may recognize revenue in that amount. As a practical expedient, these contracts are excluded from the estimate of future revenues expected to be recognized related to performance obligations that are unsatisfied as of the end of a reporting period.
The following is a description of principal activities from which U.S. Cellular generates its revenues.

Services and products	Nature, timing of satisfaction of performance obligations, and significant payment terms

Wireless services
Wireless service includes voice, messaging and data services. Revenue is recognized in Service revenues as wireless service is provided to the customer. Wireless services generally are billed and paid in advance on a monthly basis.

Wireless devices and accessories
U.S. Cellular offers a comprehensive range of wireless devices such as handsets, tablets, mobile hotspots, home phones and routers for use by its customers, as well as accessories. U.S. Cellular also sells wireless devices to agents and other third-party distributors for resale. U.S. Cellular frequently discounts wireless devices sold to new and current customers. U.S. Cellular also offers customers the option to purchase certain devices and accessories under installment contracts over a specified time period. For certain equipment installment plans, after a specified period of time, the customer may have the right to upgrade to a new device. Such upgrades require the customer to enter into an equipment installment contract for the new device, and transfer the existing device to U.S. Cellular. U.S. Cellular recognizes revenue in Equipment sales revenues when control of the device or accessory is transferred to the customer, which is generally upon delivery.

Wireless roaming
U.S. Cellular receives roaming revenues when other wireless carriers’ customers use U.S. Cellular’s wireless systems. U.S. Cellular recognizes revenue in Service revenues when the roaming service is provided to the other carrier’s customer.

Wireless Eligible Telecommunications Carrier (ETC) Revenues
Telecommunications companies may be designated by states, or in some cases by the FCC, as an ETC to receive support payments from the Universal Service Fund if they provide specified services in “high cost” areas. ETC revenues recognized in the reporting period represent the amounts which U.S. Cellular is entitled to receive for such period, as determined and approved in connection with U.S. Cellular’s designation as an ETC in various states.

Wireless tower rents
U.S. Cellular receives tower rental revenues when another carrier leases tower space on a U.S. Cellular owned tower. U.S. Cellular recognizes revenue in Service revenues in the period during which the services are provided.

Activation fees	U.S. Cellular charges its end customers activation fees in connection with the sale of certain services and equipment. Activation fees are deferred and recognized over the period benefitted.

Significant Judgments
Revenues from sales of equipment are recognized when control has transferred to the customer. Service revenues are recognized as the related service is provided. Services are deemed to be highly interrelated when the method and timing of transfer and performance risk are the same. Highly interrelated services that are determined to not be distinct have been grouped into a single performance obligation. Each month of services promised is a performance obligation. The series of monthly service performance obligations promised over the course of the contract are combined into a single performance obligation for purposes of the allocation.
U.S. Cellular has made judgments regarding transaction price, including but not limited to issues relating to variable consideration, time value of money and returns. When determined to be significant in the context of the contract, these items are considered in the valuation of transaction price at contract inception or modification, as appropriate.
As a practical expedient, revenue related to contracts of less than one year, generally month-to-month contracts, are excluded from these estimates.
U.S. Cellular adopted the provisions of ASU 2014-09 and ASU 2017-05 and applied them to all contracts as of January 1, 2018, using a modified retrospective method. Under this method, the new accounting standard is applied only to the most recent period presented, recognizing the cumulative effect of the accounting change as an adjustment to the beginning balance of retained earnings.
As a practical expedient, U.S. Cellular groups similar contracts or similar performance obligations together into portfolios of contracts or performance obligations if doing so does not result in a significant difference from applying the new accounting standard to the individual contracts. U.S. Cellular applies this grouping method for the following types of transactions: device activation fees, contract acquisition costs, and certain customer promotions. Contract portfolios will be recognized over the respective expected customer lives or terms of the contracts.
As a practical expedient, costs with an amortization period of one year or less are not capitalized.
Multiple Performance Obligations
U.S. Cellular sells bundled service and equipment offerings. In these instances, U.S. Cellular recognizes its revenue based on the relative standalone selling prices for each distinct service or equipment performance obligation, or bundles thereof. U.S. Cellular estimates the standalone selling price of the device or accessory to be its retail price excluding discounts. U.S. Cellular estimates the standalone selling price of wireless service to be the price offered to customers on month-to-month contracts.
Equipment Installment Plans
Equipment revenue under equipment installment plan contracts is recognized at the time the device is delivered to the customer for the amount allocated to the equipment under ASU 2014-09.
Incentives
Discounts and incentives that are deemed cash are recognized as a reduction of Operating revenues concurrently with the associated revenue.
U.S. Cellular issues rebates to its agents and end customers. These incentives are recognized as a reduction to revenue at the time the corresponding revenue is recognized. The total potential rebates and incentives are reduced by U.S. Cellular’s estimate of rebates that will not be redeemed by customers based on historical experience of such redemptions.
From time to time, U.S. Cellular may offer certain promotions to incentivize customers to switch to, or to purchase additional services from, U.S. Cellular. Under these types of promotions, an eligible customer may receive an incentive in the form of a discount off additional services purchased shown as a rebate or credit to the customer’s monthly bill. U.S. Cellular accounts for the future discounts as material rights at the time of the initial transaction by allocating and deferring a portion of service and equipment revenue based on the relative proportion of the future discounts in comparison to the aggregate initial purchase. The deferred revenue will be recognized as service revenue in future periods.
Amounts Collected from Customers and Remitted to Governmental Authorities
U.S. Cellular records amounts collected from customers and remitted to governmental authorities on a net basis within a tax liability account if the tax is assessed upon the customer and U.S. Cellular merely acts as an agent in collecting the tax on behalf of the imposing governmental authority. If the tax is assessed upon U.S. Cellular, then amounts collected from customers as recovery of the tax are recorded in Service revenues and amounts remitted to governmental authorities are recorded in Selling, general and administrative expenses in the Consolidated Statement of Operations. The amounts recorded gross in revenues that are billed to customers and remitted to governmental authorities totaled $67 million, $58 million and $64 million for 2018, 2017 and 2016, respectively.

New Accounting Pronouncements
In February 2016, the FASB issued Accounting Standards Update 2016-02, Leases (ASU 2016-02) and has since amended the standard with Accounting Standards Update 2018-01, Leases: Land Easement Practical Expedient for Transition to Topic 842, Accounting Standards Update 2018-10, Codification Improvements to Topic 842, Leases, Accounting Standards Update 2018-11, Leases: Targeted Improvements, and Accounting Standards Update 2018-20, Leases: Narrow-Scope Improvements for Lessors. ASU 2016-02, as amended, requires lessees to record a right-of-use asset and lease liability for almost all leases. This ASU does not substantially impact the lessor accounting model. However, some changes to the lessor accounting guidance were made to align with lessee accounting changes within ASC 842, Leases and certain key aspects of ASC 606, Revenue from Contracts with Customers. U.S. Cellular will adopt ASU 2016-02, as amended, using a modified retrospective method on January 1, 2019. Under this method, a cumulative effect adjustment is recognized upon adoption and the guidance is applied prospectively. U.S. Cellular elected transitional practical expedients for existing leases which eliminated the requirements to reassess existing lease classification and initial direct costs, and whether contracts contain leases. U.S. Cellular also elected the practical expedient related to land easements that allows it to carry forward the accounting treatment for pre-existing land easement agreements. U.S. Cellular has implemented new systems, processes and controls to adopt ASU 2016-02, as amended, and has implemented a new lease management and accounting system to assist in the application of the new standard. Nearly all of U.S. Cellular’s leases are classified as operating leases, although it does have a small number of finance leases. The adoption of ASU 2016-02, as amended, will add approximately $0.9 billion in right-of-use assets and approximately $1.0 billion in lease liabilities to the Consolidated Balance Sheet as of January 1, 2019, with the difference primarily representing accrued rent recognized prior to adoption. The adoption of ASU 2016-02 is not expected to have a material impact on U.S. Cellular's results of operations in 2019.
In June 2016, the FASB issued Accounting Standards Update 2016-13, Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments (ASU 2016-13). ASU 2016-13 requires entities to use a new forward-looking, expected loss model to estimate credit losses. It also requires additional disclosure relating to the credit quality of trade and other receivables, including information relating to management’s estimate of credit allowances. U.S. Cellular is required to adopt ASU 2016-13 on January 1, 2020, using the modified retrospective approach. Early adoption is permitted as of January 1, 2019; however, U.S. Cellular does not intend to adopt early. U.S. Cellular is evaluating the effects that adoption of ASU 2016-13 will have on its financial position, results of operations and disclosures.
In June 2018, the FASB issued Accounting Standards Update 2018-07, Compensation - Stock Compensation: Improvements to Nonemployee Share-Based Payment Accounting (ASU 2018-07). ASU 2018-07 expands the scope of ASC 718, Compensation—Stock Compensation, which currently only includes share-based payments issued to employees, to also include share-based payments issued to nonemployees for goods and services. U.S. Cellular is required to adopt ASU 2018-07 on January 1, 2019, using the modified retrospective approach. Early adoption is permitted. The adoption of ASU 2018-07 will not have an impact on U.S. Cellular’s financial position or results of operations.
In August 2018, the FASB issued Accounting Standards Update 2018-15, Intangibles - Goodwill and Other - Internal-Use Software: Customer's Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract (ASU 2018-15). ASU 2018-15 aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the existing guidance for capitalizing implementation costs for an arrangement that has a software license. The service element of a hosting arrangement will continue to be expensed as incurred. Any capitalized implementation costs will be amortized over the period of the service contract. U.S. Cellular is required to adopt ASU 2018-15 on January 1, 2020, either retrospectively or prospectively to eligible costs incurred on or after the date that this guidance is first applied. Early adoption is permitted. The adoption of ASU 2018-15 is not expected to have a significant impact on U.S. Cellular's financial position or results of operations.
In May 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers and has since amended the standard with Accounting Standards Update 2015-14, Revenue from Contracts with Customers: Deferral of the Effective Date, Accounting Standards Update 2016-08, Revenue from Contracts with Customers: Principal versus Agent Considerations (Reporting Revenue Gross versus Net), Accounting Standards Update 2016-10, Revenue from Contracts with Customers: Identifying Performance Obligations and Licensing, Accounting Standards Update 2016-12, Revenue from Contracts with Customers: Narrow-Scope Improvements and Practical Expedients, and Accounting Standards Update 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers, collectively referred to hereinafter as ASU 2014-09. These standards replace existing revenue recognition rules with a single comprehensive model to use in accounting for revenue arising from contracts with customers. In February 2017, the FASB issued Accounting Standards Update 2017-05, Other Income – Gains and Losses from the Derecognition of Nonfinancial Assets: Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets (ASU 2017-05). ASU 2017-05 clarifies how entities account for the derecognition of a nonfinancial asset and adds guidance for partial sales of nonfinancial assets. U.S. Cellular adopted the provisions of ASU 2014-09 and ASU 2017-05 and applied them to all contracts as of January 1, 2018, using a modified retrospective method. Under this method, the new accounting standard is applied only to the most recent period presented, recognizing the cumulative effect of the accounting change as an adjustment to the beginning balance of retained earnings. Accordingly, prior periods have not been recast to reflect the new accounting standard. The cumulative effect of applying the provisions of ASU 2014-09 resulted in an increase of $175 million in retained earnings as of January 1, 2018. ASU 2017-05 had no impact to retained earnings as of January 1, 2018.
Investments in unconsolidated entities consist of amounts invested in entities in which U.S. Cellular holds a noncontrolling interest. On January 1, 2018, U.S. Cellular adopted Accounting Standards Update 2016-01, Financial Instruments – Overall: Recognition and Measurement of Financial Assets and Financial Liabilities (ASU 2016-01) using the modified retrospective approach. The adoption of ASU 2016-01 did not have a significant impact on U.S. Cellular's financial position or results of operations.

Advertising Costs	U.S. Cellular expenses advertising costs as incurred. Advertising costs totaled $215 million, $211 million and $245 million in 2018, 2017 and 2016, respectively.
Income Taxes
U.S. Cellular is included in a consolidated federal income tax return with other members of the TDS consolidated group. For financial statement purposes, U.S. Cellular and its subsidiaries calculate their income, income taxes and credits as if they comprised a separate affiliated group. Under a tax allocation agreement between TDS and U.S. Cellular, U.S. Cellular remits its applicable income tax payments to TDS. U.S. Cellular had a tax receivable balance with TDS of $14 million as of December 31, 2018 and a tax payable balance with TDS of $23 million as of December 31, 2017.
Deferred taxes are computed using the liability method, whereby deferred tax assets are recognized for future deductible temporary differences and operating loss carryforwards, and deferred tax liabilities are recognized for future taxable temporary differences. Both deferred tax assets and liabilities are measured using the enacted tax rates in effect when the temporary differences are expected to reverse. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. Deferred tax assets are reduced by a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. U.S. Cellular evaluates income tax uncertainties, assesses the probability of the ultimate settlement with the applicable taxing authority and records an amount based on that assessment. Deferred taxes are reported as a net non-current asset or liability by jurisdiction. Any corresponding valuation allowance to reduce the amount of deferred tax assets is also recorded as non-current.

Stock-Based Compensation and Other Plans
U.S. Cellular has established a long-term incentive plan and a non-employee director compensation plan. These plans are considered compensatory plans and, therefore, recognition of costs for grants made under these plans is required.
U.S. Cellular recognizes stock compensation expense based upon the fair value of the specific awards granted using established valuation methodologies. The amount of stock compensation cost recognized on either a straight-line basis or graded attribution method is based on the portion of the award that is expected to vest over the requisite service period, which generally represents the vesting period. Stock-based compensation cost recognized has been reduced for estimated forfeitures. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. See Note 16 — Stock-Based Compensation for additional information.

Defined Contribution Plans
U.S. Cellular participates in a qualified noncontributory defined contribution pension plan sponsored by TDS; such plan provides pension benefits for the employees of U.S. Cellular and its subsidiaries. Under this plan, pension benefits and costs are calculated separately for each participant and are funded currently. Pension costs were $11 million in 2018, 2017 and 2016.
U.S. Cellular also participates in a defined contribution retirement savings plan (401(k) plan) sponsored by TDS. Total costs incurred for U.S. Cellular’s contributions to the 401(k) plan were $15 million, $16 million and $16 million in 2018, 2017 and 2016, respectively.

Legal proceedings
U.S. Cellular is involved or may be involved from time to time in legal proceedings before the FCC, other regulatory authorities, and/or various state and federal courts. If U.S. Cellular believes that a loss arising from such legal proceedings is probable and can be reasonably estimated, an amount is accrued in the financial statements for the estimated loss. If only a range of loss can be determined, the best estimate within that range is accrued; if none of the estimates within that range is better than another, the low end of the range is accrued. The assessment of the expected outcomes of legal proceedings is a highly subjective process that requires judgments about future events. The legal proceedings are reviewed at least quarterly to determine the adequacy of accruals and related financial statement disclosures. The ultimate outcomes of legal proceedings could differ materially from amounts accrued in the financial statements.

Variable Interest Entities
U.S. Cellular consolidates VIEs in which it has a controlling financial interest as defined by GAAP and is therefore deemed the primary beneficiary. A controlling financial interest will have both of the following characteristics: (a) the power to direct the VIE activities that most significantly impact economic performance and (b) the obligation to absorb the VIE losses and the right to receive benefits that are significant to the VIE. U.S. Cellular reviews these criteria initially at the time it enters into agreements and subsequently when events warranting reconsideration occur. These VIEs have risks similar to those described in the “Risk Factors” in U.S. Cellular’s Form 10-K for the year ended December 31, 2018.